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                                                                    Exhibit 10.2

                                  FORTIS, INC.
                                STOCK OPTION PLAN
                                  ADOPTED 1998
                         (AS AMENDED SEPTEMBER 14, 1999)

                                   ARTICLE 1
                                    PURPOSE

         1.1. GENERAL. The purpose of the Fortis, Inc. 1998 Stock Option Plan (the "Plan") is to promote the success, and enhance the value, of Fortis, Inc. (the "Company"), by linking the personal interests of its and its Subsidiaries' employees, officers and directors to those of Company's direct and indirect shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of persons upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, and directors of the Company and its Subsidiaries.

                                   ARTICLE 2
                                 EFFECTIVE DATE

         2.1. EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and, if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act.

                                   ARTICLE 3
                                   DEFINITIONS

         3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change in Control of Company" means and includes each of the following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3
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                                    promulgated under the Exchange Act) of 50%
                                    or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:
                                    (i) any acquisition by a Person who is on the date of this Agreement the beneficial owner of 50% or more of the Outstanding Company Voting Securities, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2, or (iv) any acquisition of the securities of any Parent; or

                           (2) Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition, directly or indirectly, of 50% or more of the net assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination, and for the purposes of this provision 50% of the net assets of the Company shall be determined on a consolidated basis with all subsidiaries and shall be based on the net book value of the operating assets being sold or retained as

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                                    reflected on the audited consolidated
                                    financial statements of the Company and its subsidiaries for the fiscal year ending immediately before the fiscal year in which the Effective Date of Business Combination occurs, provided that the granting of a security interest in or a pledge of the assets of the Company or a Subsidiary shall not be a Change in Control of Company unless and until the holder of such security interest or pledge has taken all formal steps necessary to declare a default and realize on such security interest or pledge; or

                           (3) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (c) A Change in Control of a Subsidiary shall be determined on the same criteria as applied to a Change in Control of Company in subsection (b) but with reference to such Subsidiary only.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and all regulations promulgated thereunder.

                  (e) "Committee" means the Compensation Committee of the Board described in Article 4.

                  (f) "Company" means Fortis, Inc., a Nevada corporation.

                  (g) "Disability" shall have the same meaning as it has in the Company Employees Uniform Retirement Plan or any comparable plan that replaces such plan, as such plan may be amended from time to time, provided that, if such plan shall be terminated and not replaced by another comparable plan, then Disability shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company or a Subsidiary, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature; and the Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (h) "Fair Market Value" shall be determined by such method as the Committee determines in good faith to be reasonable.

                  (i) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (j) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

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                  (k) "Option" means a right granted to a Participant under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (l) "Option Agreement" means any written agreement, contract or other instrument or document evidencing an Option.

                  (m) "Parent" means each of Fortis (B), a Belgium corporation, Fortis (NL) N.V., a Netherlands corporation, and any other Person that beneficially owns 50% or more of the outstanding voting stock of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                  (n) "Participant" means an individual who has been granted an Option under the Plan.

                  (o) "Retirement" (1), for officers and employees, shall have the same meaning as it has in the Company Employees Uniform Retirement Plan or any comparable plan that replaces such plan, as such plan may be amended from time to time, provided that, if such plan shall be terminated and not replaced by another comparable plan, then Retirement shall mean a Participant's termination of employment with the Company or a Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company or a Subsidiary, or, in the event of the inapplicability thereof with respect to the individual in question, as determined by the Committee in its reasonable judgment, and (2), for directors, shall mean any termination of service as a director. For purposes of Non-Qualified Options, consistent with Section 11 hereof, a Participant shall not be retired in a circumstance in which a Participant ceases to be an employee but continues as a director of the Company, until the Participant retires as a director.

                  (p) "Stock" means the $1.00 par value Series D Preferred Stock of the Company and such other securities as may be substituted for Stock pursuant to Article 9.

                  (q) "Subsidiary" means any Person of which 50% or more of the outstanding voting stock is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                  (r) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (s) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                 ADMINISTRATION

         4.1. COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. Until such time as there shall be a

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Compensation Committee of the Board, the Plan shall be administered by the full
Board and it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2. ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved unanimously in writing by the members of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3. AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a) Designate Participants;

                  (b) Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

                  (c) Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (d) Accelerate the vesting of any outstanding Option, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, common stock of the Company, capital stock of a Parent or a Subsidiary, other Options or other property, or an Option may be canceled, forfeited or surrendered;

                  (f) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Option;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

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                  (j) Amend the Plan or any Option Agreement as provided herein.

         4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.

                                   ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 9.1, the aggregate number of shares of Stock reserved and available for Options shall be two million (2,000,000).

         5.2. LAPSED OPTIONS. To the extent that an Option is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Option will again be available for the grant of an Option under the Plan.

         5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Option may consist, in whole or in part, of authorized and unissued Stock or treasury Stock.

                                   ARTICLE 6
                                   ELIGIBILITY

         6.1. GENERAL. Options may be granted only to individuals who are employees, officers or directors of the Company or a Subsidiary.

                                   ARTICLE 7
                                  STOCK OPTIONS

         7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon such factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the

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         Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Option Agreement between the Company and the Participant. The Option Agreement shall include such provisions as may be specified by the Committee.

         7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

                           (1) The Incentive Stock Option shall lapse as of the
                  option expiration date set forth in the Option Agreement.

                           (2) The Incentive Stock Option shall lapse ten years
                  after it is granted, unless an earlier time is set in the Option Agreement.

                           (3) If the Participant's employment is terminated for
                  any reason (including Retirement, but excluding Disability and death as provided in paragraphs (4) and (5) below), the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment.

                           (4) If the Participant's employment is terminated by
                  reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during
                  the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), and before the Option otherwise lapses, the Option shall lapse one

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                  year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 8, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Option is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, a Parent or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No grant of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or a Subsidiary, but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                        PROVISIONS APPLICABLE TO OPTIONS

         8.1. STAND-ALONE AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in substitution for any other Option granted under the Plan. If an Option is granted in substitution for another Option, the Committee may require the surrender of such other Option in consideration of the grant of the new Option.

         8.2. TERM OF OPTION. The term of each Option shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

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         8.3. FORM OF PAYMENT FOR OPTIONS. Subject to the terms of the Plan and any applicable law or Option Agreement, payments or transfers to be made by the Company or a Subsidiary on the exercise of an Option may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Options, or other property or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         8.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised Option may be pledged, encumbered or hypothecated to or in favor of any Person other than the Company or a Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. No unexercised Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order which would satisfy Section 414(p)(l)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Options.

         8.5. BENEFICIARIES. Notwithstanding Section 8.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death. A beneficiary, legal guardian, legal representative or other Person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation maybe changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         8.6. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         8.7. RESERVED.

         8.8. ACCELERATED VESTING AND TERMINATION UPON A CHANGE IN CONTROL. Except as may otherwise be provided in an applicable Option Agreement, upon the occurrence of a Change in Control of Company, all outstanding Options shall become fully exercisable. In addition, except as may otherwise be provided in an applicable Option Agreement, upon the occurrence of a Change in Control of Subsidiary, all outstanding Options of

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a Participant who is primarily employed or engaged by, or who primarily provides services to, such Subsidiary, as identified in the applicable Option Agreement for that Participant, shall become fully exercisable. Notwithstanding the foregoing, such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         8.9. ACCELERATED VESTING FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 8.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options shall become fully or partially exercisable as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Options granted to a Participant in exercising its discretion pursuant to this Section 8.9.

         8.10. EFFECT OF ACCELERATION. If an Option is accelerated under Section
8.8 or 8.9 the Committee may, in its sole discretion, provide (i) that the Option will be settled in cash rather than Stock, (ii) that the Option will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, (iii) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. The Committee will give the Participants reasonable notice (but no less than 15 days) of any revised expiration date under Section 8.10 (iii).

         8.11. PERFORMANCE GOALS. The Committee may, in its discretion, determine that the vesting of any Option granted pursuant to this Plan shall be determined solely on the basis of performance goals, including, but not limited to, the achievement by the Company or a Subsidiary of a specified target return, or target growth in return, on equity or assets, or the achievement by a business unit of the Company or a Subsidiary of a specified target, or target growth in, net income or earnings per share. If an Option is granted with performance goals, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates. Any payment of an Option granted with performance goals may be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         8.12. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Subsidiaries or Parents, transfers from a Subsidiary or Parent to the Company, transfers from a Parent to a Parent or transfers from a Subsidiary to another Subsidiary. For purposes of Non-Qualified Options, a termination of employment shall not occur in a circumstance in which a Participant ceases to be an employee but continues as a director of the Company.

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                                   ARTICLE 9
                          CHANGES IN CAPITAL STRUCTURE

         9.1. GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Option shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or, subject to the applicability of Section 8.8 hereof, of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or otherwise, there shall be substituted for each such share of Stock then subject to each Option the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Option.

         9.2. PUBLICLY TRADED STOCK. The Company shall have the right to substitute for the Stock, as defined before the substitution, shares of any capital security of the Company or any of its Parents or Subsidiaries if (i) such capital security is traded within the United States on a national securities exchange or on any national trading system, and (ii) (A) the Company has received an opinion from its legal or tax advisors that such substitution can be effected without causing the Participant to incur income taxable gain resulting solely from such substitution for U.S income tax purposes or (B) the Corporation agrees to pay to each Participant an amount ("Tax Payment") sufficient to pay the income tax due as a result of the substitution and the income tax assessed as a result of the payment on the substitution. Such Tax Payment shall be made at such time and from time to time as may be appropriate to permit the Participant to pay such Participant's actual and estimated U.S. income taxes and shall be based on good faith estimates made by the Corporation, which estimates, if made in good faith, shall be final and binding on the Participant. In order to obtain such Tax Payment, the Participant must provide to the Corporation such reasonable information as the Corporation may request to compute the income tax liability. In the event of such a substitution, the substitution shall be accomplished such that the aggregate Fair Market Value of the securities being substituted is as nearly equal to the aggregate Fair Market Value of the Stock before such substitution as is possible without any fractional shares being involved. In undertaking any substitution hereunder, the Company may treat Incentive Stock Options differently from Non-Qualified Stock Options and may treat Participants who are employed by the Company and Participants who are employed by each Subsidiary differently. For example, the Company might substitute a security for the Options of Participants that are employees of one Subsidiary and make no substitution for the Options of Participants that are employees of another Subsidiary. However, the Company can not discriminate within appropriate groups of Participants, such as all Participants that are employees of Company and have Non-Qualified Stock Options.

                                   ARTICLE 10
                     AMENDMENT, MODIFICATION AND TERMINATION

         10.1. AMENDMENT, MODIFICATION AND TERMINATION. The Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

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
         10.2. OPTIONS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Option, including, but not limited to the extent and circumstances under which an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, common stock of the Company, capital stock of a Parent or a Subsidiary or other property, without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

                                   ARTICLE 11
                               GENERAL PROVISIONS

         11.1. NO RIGHTS TO OPTIONS. No Participant or any employee or director shall have any claim to be granted any Option under the Plan, and neither the Company nor the Committee is obligated to treat Participants or employees or directors uniformly.

         11.2. NO SHAREHOLDER RIGHTS. No Option gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Option.

         11.3. WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         11.4. NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP. Nothing in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or status as a director at any time, nor confer upon any Participant any right to continue in the employ, service or directorship of the Company or any Subsidiary.

         11.5. UNFUNDED STATUS OF OPTIONS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         11.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the

Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him, provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         11.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.

         11.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         11.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         11.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         11.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         11.12. GOVERNMENT AND OTHER REGULATIONS. The ability of the Company to grant Options or otherwise take actions under this Plan or under the Option Agreements shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act or any state securities laws any of the shares of Stock issued under the Plan. If shares issued under the Plan are in certain circumstances exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         11.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

         11.14. ADDITIONAL PROVISIONS. Each Option Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

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
         The foregoing is hereby acknowledged as being the Fortis, Inc. Stock Option Plan adopted 1998, as adopted by the Board of Directors of the Company on September 8, 1998 and as amended on September 14, 1999.

                                                  FORTIS, INC.


                                                  By:    /s/  J. Kerry Clayton
                                                       ----------------------

                                                  Name:  J. Kerry Clayton

                                                  Title:  President

                                                  Date:  September 15, 1999

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